Exhibit 10.2

FOURTH AMENDMENT AGREEMENT

This Fourth Amendment Agreement (the “Agreement”), dated as of August 20, 2008 and effective as of July 18, 2008 (the “Effective Date”), is by and among Ceragenix Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and the investors signatory hereto (each, a “Purchaser” and collectively, the “Purchasers”).  Capitalized terms not defined in this Agreement shall have the meanings ascribed to such terms in the Purchase Agreement (as defined below).

WHEREAS, pursuant to a Securities Purchase Agreement, dated December 5, 2006, as amended, among the Company and the Purchasers (the “Purchase Agreement”), the Purchasers were issued convertible debentures with an original aggregate principal amount of $5,000,000 and warrants to purchase shares of Common Stock; and

WHEREAS, on each of June 30, 2007, November 30, 2007 and July 1, 2008, the parties entered into an Amendment Agreement pursuant to which the parties agreed to amend and restate certain terms of the Purchase Agreement and the Transaction Documents; and

WHEREAS, the parties wish to further amend certain terms of the Transaction Documents.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Purchasers and the Company agree as follows:

1.             Amendment to Maturity Date. The Maturity Date of the Debentures is hereby amended to be December 31, 2011.

2.             Adjustments to Conversion Price of Debentures.  Section 4(b) of the Debentures is hereby deleted in its entirety and replaced with the following:

“Conversion Price.  The conversion price in effect on any Conversion Date shall be equal to $0.80, subject to adjustment herein (the “Conversion Price”); provided, however, if the Company shall fail to pay the cumulative Quarterly Redemption Amounts during any of the 12-month periods ending June 30, 2010 and June 30, 2011 (each such date, the “Triggering Date”), then the Conversion Price shall be reduced on, as applicable, each of July 1, 2010 and July 1, 2011, respectively, to equal the lesser of (i) the then Conversion Price and (ii) the average of the ten (10) lowest VWAPs for the 60 consecutive Trading Day period immediately prior to the respective Triggering Date, subject to adjustment herein.”

3.             Adjustment to Interest Rate. The interest rate of the Debentures shall be increased to 12% per annum and all references to such non-default interest rate shall be replaced with 12%.

4.             Option to Defer Interest Payments. The following shall be added to Section 2(a) of the Debentures:

“Upon each interest payment pursuant to this Section 2(a), if the Company fails to pay interest on any Interest Payment Date, as to the unpaid balance, the Holder shall have the option to either (i) receive such interest payment in shares of Common Stock pursuant to this Section 2(a) or (ii) as to such interest payment hereunder, in lieu of receiving shares of Common Stock and upon prior notice to the Company, the Holder may accrete such interest payment to the outstanding principal amount of this Debenture which shall be recorded on the Debenture Register and, upon the request of the Holder, a certificate of this Debenture, as amended, representing such interest payments.”

5.             Interest Conversion Rate.  The definition of “Interest Conversion Rate” set forth in Section 1 of the Debenture is hereby amended and restated in its entirety as follows:

““Interest Conversion Rate” means 85% of the average of the 5 lowest VWAPs during any 30 consecutive Trading Day period during the 365 day period immediately prior to the applicable Interest Payment Date.”

6.             Amendment to Monthly Redemption.

a)             The definition of “Monthly Redemption Date” set forth in Section 1 of the Debentures is hereby amended and restated in its entirety as follows:

““Quarterly Redemption Date” means June 30, 2009, and each September 30, December 31, March 31, and June 30 thereafter, and terminating upon the full redemption of this Debenture. The first such Quarterly Redemption Date shall be herein referred to as the “First Quarterly Redemption Date” and each such date thereafter, each a “Quarterly Redemption Date”.”

b)            All instances of “Monthly Redemption Date” in the Debentures are hereby replaced in their entirety with “Quarterly Redemption Date”.

c)             The definition of “Monthly Redemption Amount” set forth in Section 1 of the Debentures is hereby amended and restated in its entirety as follows:

“Quarterly Redemption Amount” means, with respect to each Quarterly Redemption Date, the amounts specified for each Quarterly Redemption Date on Schedule 2 to this Agreement plus accrued but unpaid interest, liquidated damages and any other amounts then owing to such Holder in respect of this Debenture.

d)            The first sentence of Section 6(a) of the Debentures is hereby amended and restated in its entirety as follows: “On each Quarterly Redemption Date, the Company shall redeem the applicable Quarterly Redemption Amount (the “Quarterly Redemption”).”

e)             The Debentures are hereby amended by addition of Schedule 2 attached to this Agreement as Schedule 2 to the Debentures.

f)             All instances of “Monthly Redemption Amount” in the Debentures are hereby replaced in their entirety with “Quarterly Redemption Amount”.

g)            All instances of “Monthly Conversion Period” in the Debentures are hereby replaced in their entirety with “Quarterly Conversion Period”.

h)            All instances of “Monthly Conversion Price” in the Debentures are hereby replaced in their entirety with “Quarterly Conversion Price”.

i)              All instances of “Monthly Redemption” in the Debentures are hereby replaced in their entirety with “Quarterly Redemption”.

j)              All instances of “Monthly Redemption Notice” in the Debentures are hereby replaced in their entirety with “Quarterly Redemption Notice”.

k)             All instances of “Monthly Redemption Share Amount” in the Debentures are hereby replaced in their entirety with “Quarterly Redemption Share Amount”.

7.             Adjustment to Exercise Price of Warrants.  Section 2(b) of the Warrants is hereby deleted in its entirety and replaced with the following:

“Exercise Price.  The exercise price per share of the Common Stock under this Warrant shall be $0.80, subject to adjustment hereunder (the “Exercise Price”).”

8.             Issuance of New Warrants.  As partial consideration hereunder, each Purchaser shall be issued new five-year warrants (the “New Warrants”), to purchase up to a number of shares of Common Stock equal to 25% of the number of Warrant Shares issuable to such Purchaser immediately following the date of this Agreement, as set forth on Schedule 8 attached hereto, with an Initial Exercise Date (as defined therein) of August 20, 2008, a Termination Date (as defined therein) of August 20, 2013, and an initial Exercise Price (as defined therein) of $0.80, subject to adjustment therein, which New Warrants shall otherwise be in the form of the Warrants issued pursuant to the Purchase Agreement, as amended. The New Warrants shall be included in the definition of “Warrants” hereunder and in the Transaction Documents.  The shares of Common Stock underlying such New Warrants shall be included in the definition of “Warrant Shares” hereunder and in the Transaction Documents.

9.             Mandatory Redemption of Debentures.  The Company hereby agrees to use certain expected revenues for the cash redemption of the Debentures and the notes issued pursuant to that certain Subscription Agreement among the Company and the subscribers thereto dated November 28, 2005, as amended (the “Notes”), as follows; provided, that such revenues shall be further subject to apportionment among each of the holders of the Debentures and the Notes according to the percentages set forth on Schedule 9 attached hereto:

(a)           100% of any net revenues received by or payable to the Company, including, but not limited to, all milestone payments, all partnership payments, all royalty payments and any other payments, and excluding any direct costs, direct fees, or direct royalties (such payments, the “Net Revenue”) derived, directly or indirectly, from the

Distribution and Supply Agreement between Dr. Reddy’s Laboratories, Inc. (“Dr. Reddy’s”), the Company and Ceragenix Corporation, dated November 16, 2007 (the “DRL Agreement”), except for any milestone payments, net sales royalties and product cost reimbursements paid or owed to the Company prior to April 1, 2009. By way of example, Net Revenue shall not include such direct costs, direct fees or direct royalties such as, but not limited to, the 5% royalty for EpiCeram pursuant to the Exclusive License Agreement by and among the Company and The Regents of the University of California, dated June 28, 2000;

(b)           100% of the Net Revenue derived, directly or indirectly, from any other EpiCeram commercialization arrangements;

(c)           50% of the Net Revenue derived, directly or indirectly, from the sale of NeoCeram;

(d)           33% of any Net Revenue derived, directly or indirectly, from the sales of Ceragenins Partnerships; and

(e)           33% of any Net Revenue not reference above and received by the Company in excess of, in the aggregate until the Debentures are no longer outstanding, $ 250,000, excluding any capital raised by the Company through investment from the Purchasers or any other equity investment in or issuance of debt by the Company.

Upon receipt of any of the Net Revenues described above, the Company shall immediately place such funds in a segregated account for the benefit of the Purchasers and notify the Purchasers in writing of the receipt of such funds.  Upon notice to the Company that a Purchaser wishes to have its Debenture redeemed, the Company shall immediately wire such Purchaser its pro-rata share of such funds (based on the original principal amount purchased by such Purchaser) and record the reduction in principal in the Debenture register.  In the event that a Purchaser declines to receive a redemption payment or does not respond to the Company within ten (10) Trading Days, the Company shall notify all other Purchasers of such excess amount and any Purchasers that wish to have their Debentures further redeemed by such additional amount shall receive their pro-rata share of such remaining funds.

10.           Additional Covenants. The following covenants shall be added to Section 4 of the Purchase Agreement.

a)             As of the date of this Agreement and until the earlier of (i) June 30, 2010 and (ii) the date that 50% of the initial aggregate principal amount of the Debentures is no longer outstanding and has been redeemed by the Company pursuant to the terms of such Debentures and this Agreement (such earlier date, the “Accrual Termination Date”), the Company shall (i) not pay cash retainers or make any other cash payments to the Board of Directors except meeting fees for up to four (4) meetings of the Board of Directors per year and meeting fees for any meetings of the Audit Committee of the Board of Directors (the “Board Payments”) and the Company shall revise the payment schedule and methods of payment for all Board Payments and (ii) use commercially reasonable efforts to minimize the cost of holding meetings of the Board of Director, including providing for telephonic meetings of the Board of Directors rather than in-person quarterly meetings of the Board of Directors. All Board Payments shall accrue until the Accrual Termination Date.

b)            No later than September 30, 2008, the Company shall terminate its consulting agreement with Armada Medical Marketing.

c)             Immediately upon execution of this Agreement, the Company hereby agrees that it shall not renew its consulting agreement with CEOcast.

d)            The Company shall use best efforts to renegotiate its obligation to Osmotics Corporation for the purchase of Triceram from a 12-month note to a 24-month note no later than the 30th day following the date of this Agreement, and such renegotiation shall not result in the Company paying to Osmotics Corporation more than $20,000 per month.

e)             The Company shall use best efforts to renegotiate the payment terms for EpiCeram under the DRL Agreement pursuant to which Dr. Reddy’s shall prepay 50% of each EpiCeram purchase order placed by Dr. Reddy’s.

f)             The Company shall use best efforts to monetize or securitize the EpiCeram and NeoCeram royalties on or prior to the one year anniversary of the date of this Agreement.

11.           Effect on Purchase Agreement.  The foregoing amendments are given solely in respect of the transactions described herein. Except as expressly set forth herein, all of the terms and conditions of the Transaction Documents, as amended, shall continue in full force and effect after the execution of this Agreement, and shall not be in any way changed, modified or superseded by the terms set forth herein.  The Warrants and Warrant Shares issued and issuable pursuant to Section 8 hereof shall be deemed “Warrants” and Warrant Shares” under the Transaction Documents.  This Agreement shall not constitute a novation or satisfaction and accord of any Transaction Document.

12.           Filing of Form 8-K.  Within two (2) Trading Days of the date of execution of this Agreement, the Company shall issue a Current Report on Form 8-K, reasonably acceptable to each Purchaser disclosing the material terms of the transactions contemplated hereby, which shall include this Agreement as an attachment thereto. In addition, within two (2) Trading Days of the date of execution of this Agreement, the Company shall file a prospectus supplement under Rule 424 under the Securities Act to registration statement number 333-139627, disclosing the terms of the transactions hereunder.

13.           Representations and Warranties of the Company.  The Company hereby makes the representations and warranties set forth below to the Purchasers that as of the date of its execution of this Agreement:

a)             Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Company and no further action is required by such Company, its board of directors or its stockholders in connection therewith.  This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

b)            No Conflicts.  The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

c)             Issuance of Warrants.  The Warrants are duly authorized and duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.  The Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company.  The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Warrant Shares and additional shares issuable pursuant to the Warrants under this Agreement.

14.           Representation and Warranty of the Purchasers.  The Purchasers severally and not jointly hereby make the representation and warranty set forth below to the Company that as of the date of its execution of this Agreement, such Purchaser represents and warrants that (a) the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on its behalf and (b) this Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

15.           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be made in accordance with the provisions of the Purchase Agreement.

16.           Survival. All warranties and representations (as of the date such warranties and representations were made) made herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the parties hereto and shall survive the issuance of the Debentures. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties; provided, however, that no party may assign this Agreement or the obligations and rights of such party hereunder without the prior written consent of the other parties hereto.

17.           Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

18.           Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

19.           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined pursuant to the Governing Law provision of the Purchase Agreement.

20.           Entire Agreement.  The Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

21.           Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

22.           Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchasers hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

23.           Fees and Expenses.  Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

***********************

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CERAGENIX PHARMACEUTICALS, INC.

By:
Name:
Title:

[PURCHASER SIGNATURE PAGES TO CGXP FOURTH AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: BCMF Trustees, LLC
Signature of Authorized Signatory of Purchaser:
Name of Authorized Signatory:
Title of Authorized Signatory:
Email Address of Purchaser:

Address for Notice of Purchaser:

BCMF Trustees, LLC

c/o Bushido Capital

145 East 57th Street, 11th Floor

New York, NY 10022

Attn: Ronald S. Dagar

Address for Delivery of Securities for Purchaser (if not same as above):

New Principal Amount: $

New Warrant Shares:

[PURCHASER SIGNATURE PAGES TO CGXP FOURTH AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ACM SPV, LLC
Signature of Authorized Signatory of Purchaser:
Name of Authorized Signatory:
Title of Authorized Signatory:
Email Address of Purchaser:

Address for Notice of Purchaser:

ACM SPV, LLC

c/o ARIS Capital Management, LLC

152 West 57th Street, 19th Floor

New York, NY 10019

Attn: Apostolos Peristeris

Address for Delivery of Securities for Purchaser (if not same as above):

New Principal Amount: $

New Warrant Shares:

[PURCHASER SIGNATURE PAGES TO CGXP FOURTH AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Ralph Rabman
Signature of Authorized Signatory of Purchaser:
Name of Authorized Signatory: Ralph Rabman
Title of Authorized Signatory:
Email Address of Purchaser: rrabman@yahoo.com

Address for Notice of Purchaser:
313 Nicolson Street
Brooklyn 0181
Gauteng North
South Africa

Address for Delivery of Securities for Purchaser (if not same as above):

New Principal Amount: $

New Warrant Shares:

[PURCHASER SIGNATURE PAGES TO CGXP FOURTH AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: CFRR Holdings, LLC
Signature of Authorized Signatory of Purchaser:
Name of Authorized Signatory:
Title of Authorized Signatory:
Email Address of Purchaser:

Address for Notice of Purchaser:
CFRR Holdings, LLC
424 Madison Avenue, Suite 800
New York, NY 10017
Attn: Edward Cullen

Address for Delivery of Securities for Purchaser (if not same as above):

New Principal Amount: $

New Warrant Shares:

[PURCHASER SIGNATURE PAGES TO CGXP FOURTH AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Bushido Capital Master Fund, LP
Signature of Authorized Signatory of Purchaser:
Name of Authorized Signatory:
Title of Authorized Signatory:
Email Address of Purchaser:

Address for Notice of Purchaser:
Bushido Capital Master Fund, LP
145 East 57th Street, 11th Floor
New York, NY 10022
Attn: Ronald S. Dagar

Address for Delivery of Securities for Purchaser (if not same as above):

New Principal Amount: $

New Warrant Shares:

[PURCHASER SIGNATURE PAGES TO CGXP FOURTH AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Pierce Diversified Strategy Master Fund, LLC - Series BUS
Signature of Authorized Signatory of Purchaser:
Name of Authorized Signatory:
Title of Authorized Signatory:
Email Address of Purchaser:

Address for Notice of Purchaser:
Pierce Diversified Strategy Master Fund, LLC - Series BUS
c/o Bushido Capital
145 East 57th Street, 11th Floor
New York, NY 10022

Address for Delivery of Securities for Purchaser (if not same as above):

New Principal Amount: $

New Warrant Shares:

[PURCHASER SIGNATURE PAGES TO CGXP FOURTH AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: MIDSUMMER INVESTMENT, LTD.
Signature of Authorized Signatory of Purchaser:
Name of Authorized Signatory:
Title of Authorized Signatory:
Email Address of Purchaser:

Address for Notice of Purchaser:
MIDSUMMER INVESTMENT, LTD.
c/o Midsummer Capital
295 Madison Avenue, 38th Floor
New York, NY 10017
Attn: Scott D. Kaufman

Address for Delivery of Securities for Purchaser (if not same as above):

New Principal Amount: $

New Warrant Shares:

Schedule 2

Midsummer

	Beginning			Quarterly Redemption	Ending
Date	Balance	Rate	Interest	Amount	Balance
9/30/2008	3,300,000.00	12%	99,000.00	—	3,399,000.00
12/31/2008	3,399,000.00	12%	101,970.00	—	3,500,970.00
3/31/2009	3,500,970.00	12%	105,029.10	—	3,605,999.10
6/30/2009	3,605,999.10	12%	108,179.97	(38,362.33)	3,675,816.74
9/30/2009	3,675,816.74	12%	110,274.50	(163,039.90)	3,623,051.35
12/31/2009	3,623,051.35	12%	108,691.54	(86,315.24)	3,645,427.65
3/31/2010	3,645,427.65	12%	109,362.83	(145,776.85)	3,609,013.63
6/30/2010	3,609,013.63	12%	108,270.41	(195,647.88)	3,521,636.17
9/30/2010	3,521,636.17	12%	105,649.09	(232,092.09)	3,395,193.17
12/31/2010	3,395,193.17	12%	101,855.79	(276,976.01)	3,220,072.95
3/31/2011	3,220,072.95	12%	96,602.19	(934,122.70)	2,382,552.44
6/30/2011	2,382,552.44	12%	71,476.57	(546,663.18)	1,907,365.83
9/30/2011	1,907,365.83	12%	57,220.97	(498,710.27)	1,465,876.54
12/31/2011	1,465,876.54	12%	43,976.30	(1,509,852.83)	—

Bushido Capital Master Fund

	Beginning			Quarterly Redemption	Ending
Date	Balance	Rate	Interest	Amount	Balance
9/30/2008	550,916.00	12%	16,527.48	—	567,443.48
12/31/2008	567,443.48	12%	17,023.30	—	584,466.78
3/31/2009	584,466.78	12%	17,534.00	—	602,000.79
6/30/2009	602,000.79	12%	18,060.02	(6,404.37)	613,656.44
9/30/2009	613,656.44	12%	18,409.69	(27,218.57)	604,847.56
12/31/2009	604,847.56	12%	18,145.43	(14,409.83)	608,583.16
3/31/2010	608,583.16	12%	18,257.49	(24,336.61)	602,504.05
6/30/2010	602,504.05	12%	18,075.12	(32,662.29)	587,916.88
9/30/2010	587,916.88	12%	17,637.51	(38,746.44)	566,807.95
12/31/2010	566,807.95	12%	17,004.24	(46,239.55)	537,572.64
3/31/2011	537,572.64	12%	16,127.18	(155,946.41)	397,753.41
6/30/2011	397,753.41	12%	11,932.60	(91,262.27)	318,423.74
9/30/2011	318,423.74	12%	9,552.71	(83,256.81)	244,719.65
12/31/2011	244,719.65	12%	7,341.59	(252,061.24)	—

Pierce Diversified Fund

	Beginning			Quarterly Redemption	Ending
Date	Balance	Rate	Interest	Amount	Balance
9/30/2008	550,000.00	12%	16,500.00	—	566,500.00
12/31/2008	566,500.00	12%	16,995.00	—	583,495.00
3/31/2009	583,495.00	12%	17,504.85	—	600,999.85
6/30/2009	600,999.85	12%	18,030.00	(6,393.72)	612,636.12
9/30/2009	612,636.12	12%	18,379.08	(27,173.32)	603,841.89
12/31/2009	603,841.89	12%	18,115.26	(14,385.87)	607,571.28
3/31/2010	607,571.28	12%	18,227.14	(24,296.14)	601,502.27
6/30/2010	601,502.27	12%	18,045.07	(32,607.98)	586,939.36
9/30/2010	586,939.36	12%	17,608.18	(38,682.01)	565,865.53
12/31/2010	565,865.53	12%	16,975.97	(46,162.67)	536,678.82
3/31/2011	536,678.82	12%	16,100.36	(155,687.12)	397,092.07
6/30/2011	397,092.07	12%	11,912.76	(91,110.53)	317,894.31
9/30/2011	317,894.31	12%	9,536.83	(83,118.38)	244,312.76
12/31/2011	244,312.76	12%	7,329.38	(251,642.14)	—

1

ACM SPV

	Beginning			Quarterly Redemption	Ending
Date	Balance	Rate	Interest	Amount	Balance
9/30/2008	179,865.00	12%	5,395.95	—	185,260.95
12/31/2008	185,260.95	12%	5,557.83	—	190,818.78
3/31/2009	190,818.78	12%	5,724.56	—	196,543.34
6/30/2009	196,543.34	12%	5,896.30	(2,090.92)	200,348.72
9/30/2009	200,348.72	12%	6,010.46	(8,886.42)	197,472.77
12/31/2009	197,472.77	12%	5,924.18	(4,704.57)	198,692.38
3/31/2010	198,692.38	12%	5,960.77	(7,945.50)	196,707.65
6/30/2010	196,707.65	12%	5,901.23	(10,663.70)	191,945.18
9/30/2010	191,945.18	12%	5,758.36	(12,650.07)	185,053.46
12/31/2010	185,053.46	12%	5,551.60	(15,096.45)	175,508.61
3/31/2011	175,508.61	12%	5,265.26	(50,913.93)	129,859.94
6/30/2011	129,859.94	12%	3,895.80	(29,795.63)	103,960.11
9/30/2011	103,960.11	12%	3,118.80	(27,181.98)	79,896.93
12/31/2011	79,896.93	12%	2,396.91	(82,293.84)	—

BCMF Trustees

	Beginning			Quarterly Redemption	Ending
Date	Balance	Rate	Interest	Amount	Balance
9/30/2008	895,656.00	12%	26,869.68	—	922,525.68
12/31/2008	922,525.68	12%	27,675.77	—	950,201.45
3/31/2009	950,201.45	12%	28,506.04	—	978,707.49
6/30/2009	978,707.49	12%	29,361.22	(10,411.95)	997,656.76
9/30/2009	997,656.76	12%	29,929.70	(44,250.81)	983,335.66
12/31/2009	983,335.66	12%	29,500.07	(23,426.90)	989,408.83
3/31/2010	989,408.83	12%	29,682.26	(39,565.43)	979,525.67
6/30/2010	979,525.67	12%	29,385.77	(53,100.97)	955,810.47
9/30/2010	955,810.47	12%	28,674.31	(62,992.32)	921,492.46
12/31/2010	921,492.46	12%	27,644.77	(75,174.31)	873,962.93
3/31/2011	873,962.93	12%	26,218.89	(253,531.09)	646,650.72
6/30/2011	646,650.72	12%	19,399.52	(148,370.35)	517,679.89
9/30/2011	517,679.89	12%	15,530.40	(135,355.41)	397,854.88
12/31/2011	397,854.88	12%	11,935.65	(409,790.53)	—

Ralph Rabman

	Beginning			Quarterly Redemption	Ending
Date	Balance	Rate	Interest	Amount	Balance
9/30/2008	9,923.00	12%	297.69	—	10,220.69
12/31/2008	10,220.69	12%	306.62	—	10,527.31
3/31/2009	10,527.31	12%	315.82	—	10,843.13
6/30/2009	10,843.13	12%	325.29	(115.35)	11,053.07
9/30/2009	11,053.07	12%	331.59	(490.26)	10,894.41
12/31/2009	10,894.41	12%	326.83	(259.55)	10,961.69
3/31/2010	10,961.69	12%	328.85	(438.35)	10,852.19
6/30/2010	10,852.19	12%	325.57	(588.31)	10,589.45
9/30/2010	10,589.45	12%	317.68	(697.89)	10,209.24
12/31/2010	10,209.24	12%	306.28	(832.86)	9,682.66
3/31/2011	9,682.66	12%	290.48	(2,808.88)	7,164.26
6/30/2011	7,164.26	12%	214.93	(1,643.80)	5,735.39
9/30/2011	5,735.39	12%	172.06	(1,499.61)	4,407.85
12/31/2011	4,407.85	12%	132.24	(4,540.08)	—

2

CFRR Holdings

	Beginning			Quarterly Redemption	Ending
Date	Balance	Rate	Interest	Amount	Balance
9/30/2008	13,640.00	12%	409.20	—	14,049.20
12/31/2008	14,049.20	12%	421.48	—	14,470.68
3/31/2009	14,470.68	12%	434.12	—	14,904.80
6/30/2009	14,904.80	12%	447.14	(158.56)	15,193.38
9/30/2009	15,193.38	12%	455.80	(673.90)	14,975.28
12/31/2009	14,975.28	12%	449.26	(356.77)	15,067.77
3/31/2010	15,067.77	12%	452.03	(602.54)	14,917.26
6/30/2010	14,917.26	12%	447.52	(808.68)	14,556.10
9/30/2010	14,556.10	12%	436.68	(959.31)	14,033.47
12/31/2010	14,033.47	12%	421.00	(1,144.83)	13,309.63
3/31/2011	13,309.63	12%	399.29	(3,861.04)	9,847.88
6/30/2011	9,847.88	12%	295.44	(2,259.54)	7,883.78
9/30/2011	7,883.78	12%	236.51	(2,061.34)	6,058.96
12/31/2011	6,058.96	12%	181.77	(6,240.73)	—

3

Schedule 8 – New Warrant Shares

		25%
	Warrants as of	additional		Total Warrants
Additional Warrants Debentures	6/30/2008	warrants	Ratchet warrants	After Amendment

Midsummer	2,284,026	1,031,250	456,805	3,772,081
Bushido Capital Master Fund	381,306	172,161	76,261	629,728
Pierce Diversified Fund	380,671	171,875	76,134	628,680
ACM SPV	124,491	56,208	24,898	205,597
BCFM Trustees	619,911	279,893	123,982	1,023,786
Ralph Rabman	6,867	3,101	1,373	11,341
CFRR Holdings	9,438	4,263	1,888	15,588
	3,806,710	1,718,750	761,342	6,286,802

1

Schedule 9 – Net Revenues Apportionment

	Debt	Cash Receipt
	6/30/2008	Application

Longview Fund	2,057,189	23.91%
Longview Equity Fund	550,000	6.39%
Alpha Capital	495,000	5.75%
Midsummer	3,300,000	38.36%
Bushido Capital Master Fund	550,916	6.40%
Pierce Diversified Fund	550,000	6.39%
ACM SPV	179,865	2.09%
BCFM Trustees	895,656	10.41%
Ralph Rabman	9,923	0.12%
CFRR Holdings	13,640	0.16%
	8,602,189	100.00%

1